UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2004

Mercury Interactive Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22350	77-0224776
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1325 Borregas Avenue, Sunnyvale, California 94089

(Address of Principal Executive Offices)

(408) 822-5200

(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events and Required FD Disclosure.

As previously announced by Mercury Interactive Corporation, Kenneth Klein left the company as its Chief Operating Officer, effective December 31, 2003. In addition, Mr. Klein’s services as a board member also ended on December 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2004	MERCURY INTERACTIVE CORPORATION

	By:	/s/ SUSAN J. SKAER

	Name:	Susan J. Skaer

Vice President, General Counsel and Secretary